Listing Report:Supplement No. 55 dated Sep 16, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 291256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 12.74%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1992	Debt/Income ratio:	20%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	21y 6m
Amount delinquent:	$0	Revolving credit balance:	$42,609	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Sasscie	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	800-820 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Home improvement
Purpose of loan:
Balance of funding needed to remodel my bathrooms

?Total net income???? ?$7913.53

Monthly expenses: $???
Housing: $ 3400.00 (includes insurance and HOA)??
Insurance: $?50.00?
Utilities: $ $200.00 (electric, water, gas)??
Phone, cable, internet: $ 175.00??
Food, entertainment: $ 100.00??
Clothing, household expenses $ 100.00??
Credit cards and other loans: $ 275.00??
Other expenses: $ 100.00 (misc. stuff?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	6.18% - 19.00%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2000	Debt/Income ratio:	42%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$24,376	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jmanthei	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 100% )	740-760 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2007) 680-700 (Aug-2007) 640-660 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Bathroom Plumbing Repair
We are looking for $7,000 to pay for our bathroom repair. Last week my wife was taking a shower, I went down into the basement and found water pouring out?of?the?ceiling under the shower. I called in?3 contractors to get estimates for the repair and they ranged from 12,000- 15,000. They said because?the water was running through the wall the tub walls and studs would?need to be ripped out and replaced to?ensure there is no mold that grows. The contractor suggested to save some money?that we use killz paint on the studs to not have to replace them but our children have severe allergies and we don?t want to take the chance of trying that, it not work and we have to then rip the wall out anyway. We currently have 7,000-8,000 in savings but I am looking for this loan?to pay the remaining balance to get my bathroom repaired and leave some emergency cushion in case something else comes up. We are looking to pay this of within 12 months. As you can see?below we have the income to more than cover this loan?and would be able to do this on our own if I could wait 4 or 5 months to get this repaired. I tried to get a payment plan through the contractor but with the current economy they stated they no longer do that. Thank you for reviewing my proposal, below I have added our financial break down.

Income:?
My and?my wife's combined?is 10,250 / month gross?(125,000 per year)
We have both been with our current employers for more than 4 years

Expenses:??
Housing: $ 1835??
Insurance: $ 145??
Car expenses: $945???
Utilities: $?160?
Phone, cable, internet: $ 150
Credit cards: $ 275???
Student Loans: $315
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	4.18% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1993	Debt/Income ratio:	16%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Occupation:	Other
Amount delinquent:	$0	Revolving credit balance:	$92,735	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	packerfan22	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	0 ( 0% )	780-800 (Sep-2008)
Principal balance:	$5,936.77	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation
Consolidating two credit cards that currently have a very high interest rate. I have been making timely payments on another Prosper loan and have a 750+ credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1992	Debt/Income ratio:	28%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,760	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	lendho	Borrower's state:	Idaho	Borrower's group:	VETTED BORROWERS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Jul-2009) 600-620 (May-2009) 580-600 (Oct-2007)
Principal balance:	$1,156.17	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Continue to Consolodate 2nd Loan
Purpose of this loan: Debt swap to lower interest rate. This loan will replace my high interest auto loan while paying the balance in the same time frame. Payment will reduce from $400 to $200 and the difference will go to paying down credit cards.Employment and Income: I have worked for a large division of State Government for over twelve years. Privately, I do small business bookkeeping and work for a tax company as a reviewer seasonally, and periodically throughout the year. I am also working as a teacher for tax preparer classes this year.
My Financial Situation:? Improving, I have an employer matched retirement plan and another pre-tax fund I contribute to monthly.? During the time I had breast cancer, 3-1/2 years ago, I was dependent on my credit lines to get me through.? Since my Prosper loan, I had additional follow up reconstruction surgery and once again used credit to get me through.? Now I am healthy, back to work full-time, and diligently working to wipe out my debt.? A detailed debt disclosure is posted on my member page.

Income:? $3610 net
Fixed Expense:? $2476
Debt Services: $1010 (detailed listing on my member page)
Monthly cash available: $123

My first loan was a huge step in the right direction and this one will add to my improving financial picture. Thank you for considering me. Please ask questions.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,900.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$267.10

Auction yield range:	14.18% - 22.00%	Estimated loss impact:	14.99%
Lender servicing fee:	1.00%	Estimated return:	7.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1989	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,858	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hurricanewoof	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting my motorcycle title back!
Purpose of loan:
This loan will be used to? pay off the remaining balance on a secured personal loan with American General Finance company that has an interest rate of 18.99%.?? They are holding as collateral, the titles for both my motorcycle and one of our cars (2003 Ford Escape) and I am tired of being tied to them.? The loan originated June of 2008 for an amount just over $10000 and all payments have been on time.

It is my intention to sell the motorcycle once the title is released from American General Finance.? It is a 2002 Yamaha Roadstar with saddlebags, chrome accents, and low miles.? Kelly Blue Book value is around $6400, but I will take anything over $5200 for it, as I just don?t have time to ride anymore.?? My practice is a full time endeavor and I enjoy spending my free time with my boys age 6 and 4.5.

My financial situation:
I am a good candidate for this loan because? I have been the owner of a chiropractic office for the past 8 years, with a steady increase in annual salary since it?s inception.? My job history extends 6 years before that, as I have worked for other chiropractic practices.
I pay all my bills on time with the exception of 3 ?30-days late? reported on my credit report 6 years ago ? due to a debilitating auto accident at the time.
I have never declared bankruptsy or defaulted on a loan.
I have a small emergency fund of 5k+ and make monthly payments into a 529 plan for my children?s college tuition (they are 6 and 4 years old).
I have health and life insurance and contribute monthly to an HSA.? I also have disability insurance through my work.
I have 25 payments left on our family car (2006 Ford Expedition).? Payments are 477/month and have never been late.
Our mortgage is in my wife?s name and her income pays all housing related bills.? My income covers insurances, the vehicles, gas, food, fun, my student loan, and my personal credit card payments.?
All of my start-up costs and investment for my practice were financed through credit cards, hence the multiple high balances, resulting in my lower that expected credit score.

Monthly net income: $ 3709.50 minimum ? is higher during months that are more productive at the office.

Monthly expenses: $ 2721.54
? Housing: $ 0
? Insurance: $ 401.76
? Car expenses: $ 477.00
? Utilities: $ 0
? Phone, cable, internet: $ 0
? Food, entertainment: $ 1020
? Clothing, household expenses $ 100.00
? Credit cards and other loans: $ 572.78 min payment
? Student Loan: $150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.08%	Starting borrower rate/APR:	10.08% / 12.19%	Starting monthly payment:	$193.83

Auction yield range:	3.18% - 9.08%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1990	Debt/Income ratio:	14%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,214	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	westend	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:

I'd like a loan because I have a credit card on which I currently have a balance.? The interest is currently low from a balance transfer offer that I chose a while back, and in the next month it will be raised to normal rates (approximately 21%).? I'm just trying to be smart and manage as best as possible the $ that I'm throwing away to interest.

My financial situation:

I'm a good candidate for a loan because I am responsible and employed in a professional role.? I am currently filling in for someone on leave at work, so I'm basically doing 2 jobs - while no one's job is ever "truly" secure, I think that my role is safe - I have a good reputation at work, where I've been for over 4 years (since getting my graduate degree - MBA).? I live in New York City, where I've never been late on rent, and have been able to live comfortably.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	35	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payment-zoo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Second Chance
Purpose of loan: This loan will be used for a second chance.?On /span>, my brother Ryan died from an overdose of heroin.?My brother was my best friend. The relationship I had?with Ryan kept me from giving up on him because he never gave up on himself.?As a result, my life revolved around his addiction for over 10 years.?Ryan was not your typical junkie.He had a huge heart, contagious laugh and gentle nature. After my brother died, I was unable to work. I started going to counseling and began to deal with the pain of his addiction and death. I was hired as a Customer Service Representative in March of 2008 at Expansys, Inc. By the end of that year, I had moved up to the position of Office Administrator. I was laid off in April due to restructuring. I have cut down all of my expenses to the bare minimum but I cannot pay my bills. Once I was overdrawn at the bank, the continuous overdraft fees have put me in a cycle that I cannot break. If I could get a lump sum of money to help get me back on my feet, I would be able to start over. In short, I have spent the past 12 of my 31 years of life living in survival mode. I would like the chance to begin rebuilding the life I put on hold during my brother?s addiction. Thank you for reading my story. I hope that someone will be willing to give me my second chance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,487	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	burger8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional Advertising Budget
Purpose of loan:
After leaving an investment fund I opened my own sales and marketing business just 6 months ago and I have $95,000 in accounts receivable spending just $5,000 per month on advertising. I have discovered where to spend my marketing dollars and I would like to use the Prosper loan for additional marketing. I would like to spend $10,000 a month vs. the current $5,000 per month I am spending now. My background includes 5 years of investment banking and hedge fund investing as well as a degree from the University of Michigan Business School.? I have a partner and one employee who will start to generate additional revenue in October. After just six months we are cash flow positive but I want to take advantage of the current environment with additional marketing.

My financial situation:
I am a good candidate for this loan because I have more than $25,000 in cash and securities in my personal account. I have ZERO credit card debt and my business has ZERO credit card debt. While other companies are closing I am expanding my business and simply want additional capital for marketing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$248.18

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,933	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	WORKING24-7	Borrower's state:	SouthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repairs for my rental property
Purpose of loan:
This loan will be used to? To make needed updates to my rental property. Mainly to update the kitchen and bathroom which will increase the overall value of the property.

My financial situation:
I am a good candidate for this loan because? Iam financially responsible, and will only barrow money for the expressed purpose of makeing more money. I do not believe in credit cards for day to day use, and carry a low amount of debt.????

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 450.00????????
??Insurance: $ 120.00
??Car expenses: $ 500.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	18%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,646	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-taiko	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debt Once and for all
Purpose of loan:
This loan will be used to? pay off credit cards and consolidate to one monthly payment

My financial situation:
I am a good candidate for this loan because? I have a stable job and income. I had a credit issue back in 2002 due to a job layoff (company went out of business), but?since then have paid all my bills on time every month and never been late.? I have owned a home for over 10 years with never a late payment, as well as my car.? I simply want to streamline my debt and get it paid off quicker.? By consolidating my bills, other than car and house, into one payment I will be able to accomplish this in 3 years vs. 5 years.

Monthly net income: $ 4,172

Monthly expenses: $
??Housing: $ 815
??Insurance: $?80
??Car expenses: $ 550?
??Utilities: $ 75
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 600.00
??Other expenses: $ 135.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.02%	Starting borrower rate/APR:	33.02% / 35.44%	Starting monthly payment:	$88.24

Auction yield range:	11.18% - 32.02%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,465	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vegan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	1 ( 3% )	660-680 (Jun-2006) 660-680 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
2nd Prosper loan. Post-moving costs
Purpose of loan:
My wife and I just moved (I graduated from college with a B.S. in Computer Science and got a job in a different state). She left her old job when we moved and had some family obligations that kept her from looking for work in our new home state right after the move. Now she's out there actively looking but finances have gotten tight. We'd like a loan (our second Prosper loan) to get us through the tight period while she's looking for work.

My financial situation:
I am a good candidate for this loan because I'm steadily employed (in fact, I'll be leaving a new employee probation period and getting a better position soon) and I've paid off a much larger Prosper loan before. Our expenses aren't high (no children, no car payments) and we just need a little boost to keep stress down.

Monthly net income: $ 100 to 300 (from my pay alone, based on whether family issues requiring plane flights come up, etc.)

Monthly expenses: $ 2000
? Housing: $ 1000
? Insurance: $ 200
? Car expenses: $ 100
? Utilities: $ 100
? Phone, cable, internet: $ 100
? Food, entertainment: $ 200
? Clothing, household expenses $ 100
? Credit cards and other loans: $ 100
? Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,582	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Skywalker34	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college Human Resources
Purpose of loan:
This loan will be used to
I am currently enrolled full time at Houston Community College and will complete my Certification in Peoplesoft 8.8 and 8.9 by December 2009 and continue next year to completing my AAS in Human Resources Management.by December 2010. The Loan will be used to pay off current loan balance of $900 and next year classes $1200

My financial situation:
I am a good candidate for this loan because I have over 15 Years experience in Store management and Banking experience, Most recently i worked for Game stop 2005-2009 as a store Manager running a $1.5 Million a Year store(4th largest sales volume store in Texas), Unfortunately Gamestop Work Demands does not give any flexibility for Full time school. I have also worked for big box retailer Big Lots as Operations Manager and as a Loan Analyst at a Federal Credit Union. With all my experience in the field i was lacking the education to back it, so that is what i am pursuing now to help get me to the next level
I am up to date on all my bills and have never been late on any bill in the last 10 years

Monthly net income: $ 3100

Monthly expenses: $ 2380
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $ 800
??Utilities: $ 100
??Phone, cable, internet: $ 30
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$127.35

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1977	Debt/Income ratio:	10%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	1y 1m
Amount delinquent:	$2,318	Revolving credit balance:	$0	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	archiegirl	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2007) 660-680 (Jul-2007)
Principal balance:	$1,204.19	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Coming Back from Unemployment
*NOTE* I was not born yet in 1977! I am not sure how much of the credit report is accurate or combined with another person's.
Purpose of Loan: I want to get caught back up on rent after being unemployed for three months so I am not served eviction papers.
I was starting to turn around my financial standing before I lost my job and I really want to get back into the upswing! I have explained my situation to my landlord, yet I am worried that at any moment I will be served with eviction papers.
Family: I tried to put forth money from my loan to move my Grandma out of Miami to be closer to family. Instead she fell ill and passed away. My savings and part of my loan money went to travelling back and forth between my home and grandma several times a month to take her to doctor's appointments, visit her in the hospital, and ultimately for her funeral.

Other Current Debt:
-?I owe about $9,000 in college loans. Both loans are being paid off with a payment plan that I am happy with since I pay more than the minimum amount.
- $2990- back payment for 2 months rent.
Every month I put in as much as I can which has covered my full rent-so I have not gone an entire month of NOT paying anything, but I have not gotten caught up from?my unemployment?when I could only put a few hundred dollars toward rent.? The balance has carried over for a year.

My Financial situation: Last summer I was forced to quit my job of 3 years. Since it was right before the economic blowout, it was difficult for me to find another job quickly. I?was unemployed for 3 months. I took a bar job and restaurant counter job-working 60 hours a week for tips in order to keep my utilities on and to eat. I fell behind on rent. I started a new job last August and am very happy to be working. Due to the situation in the architecture world, my current job can not pay me as much as I was making before.?I am very lucky to even have a job.?? I have side jobs as a pace leader in an organized running group once a week, and as a night aide for a man in a wheelchair-doing easy nursing tasks twice a week. These two?extra paychecks pay for my groceries and phone bill. I also clean homes and babysit occasionally.

Monthly net income: $2176 salary + $300 side jobs
Monthly expenses: $
Housing: $1475
Insurance: $0
Transportation- Travel via subway- $89 monthly pass
Utilities: $80
Phone, cable, internet: Only Cell-$85
Food, entertainment: $125 (entertainment has been cut entirely out of my budget for the time being)
Clothing, household expenses: $75
Credit and other loans: $276 (educational loan payments and previous Prosper loan payments)??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.98

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1990	Debt/Income ratio:	105%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Retired
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$62,788	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pioneers4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$3,487.88	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidating debt
Purpose of loan:
This loan will be used to help pay my daughters' student loans and consolidate debt.

My financial situation:
I am a good candidate for this loan because?I have paid back my previous loan in good faith and keep all bills current.My husband's income matches mine and is used to pay monthly bills.

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 865
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 250

??Phone, cable, internet: $ 200
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1500
??Other expenses: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$892.97

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1994	Debt/Income ratio:	57%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,022	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sentimental-economy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off my debt.

My financial situation:
I am a good candidate for this loan because? I am never late on payments and want to keep my good credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$175.79

Auction yield range:	8.18% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1966	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,080	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enticing-reward7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debts and ortho.care for daughter
Purpose of loan:
This loan will be used to pay some debts. and help daughter who has a achilles tendon rupture and needs orthopaedic care.? She does not have a job and has no insurance.??

My financial situation:
I am a good candidate for this loan because?we have been working very hard to get our bills paid on time.? My husband recently lost his job,? I am desperately working on the bills.???

Monthly net income: $5,465.00

Monthly expenses: $
??Housing: $ 1,095.00
??Insurance: $ 700.00(estimate) house included in house note.
??Car expenses: $ $60.00 monthly?
??Utilities: $464.62
??Phone, cable,?$119/99-$ 85.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 1	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	16	Length of status:	7y 11m
Amount delinquent:	$379	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	scout629	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting my situation back to normal
Purpose of loan:
Recently I have been recovering from a finally diagnosed form of sinusitis.? I had a number of projects end recently, and with the new economy not as many immediate projects to fill my time. However since I was also dealing with this ailment, I couldn't focus or think straight enough to seek out new clients and/or start the new projects available to me. On top of this, within the next 6 months (at the latest), I have an insurance settlement coming my way from a drunk driver injuring me.? The problem is I need some holdover money now as I regain my footing on the number of projects I am working on and invoice payments come in from these projects I am starting now.

My financial situation:
As I mentioned above, I normally have a plenty of software projects heading my way, but fighting my illness made me less able to take these projects on until I recovered. Once I have these projects reestablished and invoices payments coming in, my life would return to normal. I normally have made over $100,000 per year gross (prior to economic downturn). As I mentioned before, I also was injured a number of years ago by a drunk driver. My lawyer tells me within the next few months it should finally be settled. So I would have this large amount to fall back on too.? Things have just become overwhelming in a short period of time, so I thought I would give this a try as I regain my footing.

Monthly net income: $?5,500 estimated

Monthly expenses: $ 2,215 estimated
??Housing: $ 1400
??Insurance: $ 150
??Car expenses: $ 115
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$182.53

Auction yield range:	4.18% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	12%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,983	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chermysl	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Paydown, Avoiding Rate Hikes
Purpose of loan:
This loan will be used to pay off credit cards that have an interest rate that I consider to be usuriously high.

My financial situation: steadily employed in a job sector that's doing well through the economic downturn.
I am a good candidate for this loan because I always pay on time and am already making these payments although at a higher interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1998	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$913	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	pound-samaritan	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all my bills
Purpose of loan:
This loan will be used to? pay off my 2 credit cards and pay to have upkeep work performed on my car

My financial situation:
I am a good candidate for this loan because? I have a good credit score 660 with experian, 662 with transunion, I have very few bills to pay, I make good money and even better money once my bonus is paid out ( I am having a good year believe it or not), and my fiance is about to finish up school December 4th from Saint Louis University Orthodontist program and has a job lined up and ready to start upon completion

Monthly net income: $ 3,427

Monthly expenses: $ Most bills are paid out of my fiances student loans......
??Housing: $ paid for?with student loans
??Insurance: $ paid for?by my company
??Car expenses: $ 610
??Utilities: $ paid for with student loans
??Phone, cable, internet: $ phone paid for by my company,?cable/internet paid for with student loans
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$334.20

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1989	Debt/Income ratio:	24%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$56,239	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wealth-firestarter5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to?

Pay off one of my credit cards. I only have two and I was recently informed the interest rate would be increasing by 5% on one due to these economic times. I am just looking to save some cash in the long run by finding a lower interest rate payment method and paying it off before the increase.

My financial situation:
I am a good candidate for this loan because?

I pay my bills, all the time, on time, every time. I'm in no danger of begin delinquent on any of my bills. I?ve been consistently employed in my profession for almost fourteen years and have only had three employers during this time frame. My cash flow situation has always been stable and reliable and allowed me to maintain an excellent credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$139.50

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2003	Debt/Income ratio:	4%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$29	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	uodeltasig	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Invest In Our Future (Engagement)
Purpose of loan:
This loan will be used to pay off the engagement ring I purchase for my now fiance (she said yes). I borrowed the money from my parents and I would like to pay them back in full and start structuring the payments. I have used Propser in the past to consolidate an existing loan with great success. I made all my payments on time and payed the loan off well head of schedule. I plan to structure the payments and pay it off within 6-8 months.

Credit Rating Note:
Propser currently doesn't have me as a homeowner, I'm working with them to resolve this as this should increase my credit rating.

My financial situation:
I am a good candidate for this loan because I have a solid payment history and have plenty of ability to pay off this loan, and pay it off fast. I have no outside monthly debt or expenses and I've successfully used and paid off a Propser loan in the past. I have consistent tax returns and have been consistently saving between 500-1000 a month, which I will be applying to this loan in the near future. Although wedding are a costly event, we have a healthy budget which we plan to stay well within the means of.

Monthly net income: $ 3005

Monthly expenses: $ 1886
Housing: $ 738 ($1,138.36 mortgage - $400 income from renters with a 1yr contract)
??Insurance: $ 78
??Car expenses: $50 ( 237 in car payments and? 50 in gas)
??Utilities: $ 150-90
??Phone, cable, internet: $ 150 ( 55 in cell and 20 in internet/cable)
??Food, entertainment: $ 500 (200-250 in food, 225 general expenses)
??Clothing, household expenses $ 120 ( general household items and an article of clothing)
??Other expenses: $ 100 ( for unexpected expenses )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1977	Debt/Income ratio:	62%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	33y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,294	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	blaclkbutter	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (May-2008)
Principal balance:	$2,303.42	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off credit cards
the purpose of? the loan is to pay off my credit cards and go on a little trip.??????????? I me nd i work at my job for 33 years im dedicate trusting person.

t income: $ 3.500

Monthly expenses: $ 1'500
??Housing: $ 0
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1998	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$33,569	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Happy-for-No-Reason	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help with paying mortgage
Purpose of loan:
This loan will be used to pay my mortgage. I have never been late and don't want to be this time.

My financial situation:
I am a good candidate for this loan because I will have the money by the end of the month, but am a little short right now to make?payment.?I actually have a second job teaching online and my extra income will be disbursed at the end of this month.

Monthly net income: $ 2294

Monthly expenses: $
??Housing: $ 1381
??Insurance: $ 78
??Car expenses: $ 383 (last payment in October!)
??Utilities: $ 278
??Phone, cable, internet: $ 123
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 948
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.93%	Starting borrower rate/APR:	21.93% / 24.19%	Starting monthly payment:	$171.69

Auction yield range:	8.18% - 20.93%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	43y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,636	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	invincible-platinum	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping son through a rough patch
Purpose of loan:
This loan is going to be used to help my son through a rough patch in his life.? He couldn't find work when he and his wife moved back to our hometown to be closer to their family, and it ate into all of their savings.? He and his wife have both been able to find work, but, got behind on some bills during the process.? I'm going to use the loan proceeds to help them get caught up.? He is going to pay this loan off, and I have faith that he will make all payments?on time, if he's unable to, then I have the resources to make all the monthly?payments.? I took out a $17,000?auto loan for him back in 2004 because I was able to get a lower interest rate, and he and his wife made every payment on time, and actually paid the 6 year loan off in 3 years.? I believe he will do the same this time, and I want to help him.

My financial situation:
I am a good candidate for this loan because if you look at my credit rating, I have very little debt, and I have never missed a payment.? I have always made payments on time or early.? My credit report will show this fact.? It shows active credit lines, but, most of these are credit cards which were closed by the issuers due to the fact that I never used them, one of which I had since 1990.? I currently do not have any bills other then living expenses, and I receive approximately $2000 per month from my business, which I have owned since 1976 (started profession in 1966), and approximately $400 per month from social security.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$217.46

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2008	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$727	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	the-wonderous-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying replacement vehicle
Purpose of loan:
About a week ago my car was involved in an accident, as a result my car has been totaled. I want to use the loan for the purchase of a replacement vehicle as I am using a borrowed one in the mean time, but it is now time for me to purchase one. The other purpose of the loan would be going towards school paying for books and tuition.

My financial situation:
I am a good candidate for this loan because I am honest, reliable and I take top priority in paying my bills on time and in full. I have been in my current position for almost 2 years. When I pulled my credit recently it was a 680. I have always made my payments on time. I appreciate your time and consideration. Thank you.

Monthly net income: $ 2,015.00

Monthly expenses: $ 974.00
??Housing: $ 300.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 94.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 130.00
??Credit cards and other loans: $150.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,033	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-coup	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off high percentage credit card bills.

My financial situation:
I am a good candidate for this loan because? when gas went very high last year, I was forced to use credit cards to pay for gas to get back and forth to work.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $ 275.00
??Insurance: $ 70.00
??Car expenses: $ 611.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2000	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	2y 8m
Amount delinquent:	$1,850	Revolving credit balance:	$2,681	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	careful-hope	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Room Addition
Purpose of loan:
This loan will be used to finish home improvement project, adding a bedroom and bathroom.

My financial situation:
I am a good candidate for this loan because I have a steady well paying career for 8+ years in Information Technology.? I am trying to finish this home renovation before the winter, but I'm short on cash.

Monthly net income: $ 4600

Monthly expenses: $ 3700
??Housing: $ 1850
??Insurance: $ 160
??Car expenses: $ 450
??Utilities: $ 220
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$182.53

Auction yield range:	3.18% - 5.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	3.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	29%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,105	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	competent-benjamins8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Capital For The Offseason
Purpose of loan:
This loan will be used to pay operating expenses of my new Tax Preparation franchise until January 2010.? I opened the franchise in January of 2009, and had success in my first year of business.? I look to have even greater success during my second year of operation.??It takes most new businesses 3-5 years to reach?a level of profitability, but?I consider myself to be?ahead of the curve and plan to reach peak numbers?from my second to third year of operation.? ?

My financial situation:
I am a good candidate for this loan because, I have a background in accounting/finance and have owned a business prior to this venture.? I know the demands of being a business owner both financially, emotionally, and physically.? My credit record will show that I have always believed in and practiced good sound financial habits.My goal is to leave the?Financial Services Industry and dedicate my full attention to the successful operation of my Tax Preparation?franchise.? Tax preparation is one of the few recession proof industries, and provides the opportunity to?be fiancially stable as well as the opportunity assist those who need help with Uncle Sam.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1974	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$51,329	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goodhearted-greenback	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For son's Senior Year college
Purpose of loan:
This loan will be used to pay for the final year of my son's college tuition.? I have part of it, but need this loan?to finish this last?tuition payment.? He is a straight A student and is in?an accelerated bachelor's program so he goes to school more than full time, making it difficult to work and contribute any money.?? I have been able to cash flow quite a bit of it, but this year I need help.?

My financial situation:
I am a good candidate for this loan because I have my own bookkeeping business and just took on a few more clients.? Business was slow the first part of the year but it is really picking up so I know this loan won't be a burden.? I have my finances on track, but?just got a little behind at the first of the year.? This loan will relieve the worry about?my son finishing this last year and I can put my energy into finding even more clients.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	6.18% - 34.00%	Estimated loss impact:	5.63%
Lender servicing fee:	1.00%	Estimated return:	28.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$67,001	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rickeyfan	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Small Business Add Employee
Purpose of loan:
This loan will be used to increase my advertising budget for my internet marketing business. I currently spend on average $3,000 per month for advertising with gross sales of around $5500 per month. I am looking to add an additional $2500 to my monthly advertising budget which will add an additional $4750 to my monthly gross sales the very first month. My ultimate goal is to add employees to my business and to help my local community.

My financial situation:
I live in a very small community in Vermont. Jobs are hard to come by and when you have one you don't give it back. I was laid off from my job of 16 years over 2 years ago and found it very difficult to get another. Most of my revolving debt was used to keep my family together and survive. There is no excuse for the amount of debt I accumulated, but I had to do it to support my family.

I finally got tired of not finding a job and decided it was time to start my own business. I have always paid my bills on time and way more than the minimum required. Due to the nature of todays economy, and the tightening of banks lending practices (thanks B of A and all others who took my money and then won't help me!!) I find myself unable to get a small loan. The only thing they did for me lately was lower my credit limits and make my chance of ever getting another loan worse. That is why I am looking to Prosper.

I am a good candidate for this loan because I have a proven business model that just needs a little more cash infusion to help increase sales. I plan on paying off the loan in 3 to 4 months. I can currently pay all financial obligations with my current monthly sales. Getting this one-time small loan will really help to give me some financial breathing room and help to add an employee to my company. Below is a monthly budget..

Advertising - $3000
Revolving Debt - $1500
Misc Business Expenses - $500
Total expenses - $5000

All other living expenses are covered by my wife's salary and are not included in my monthly budget. My current monthly revenue can already pay for this Prosper loan without any issues. I am just looking for an additional bump in my monthly advertising. This addition would allow me to finally add a employee to my company, which is good where I live. Thanks for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1984	Debt/Income ratio:	18%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,411	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sensai436	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Clearance Plan forever
Purpose of loan:
This loan will be used to pay off all my debt.? I take ownership of making some poor decisions that led to an accumulated debt that I would like to pay off.? I am very motivated to wipe the debt clean.???

My financial situation:
I am a good candidate for this loan because I have a good job. I have always held at least one full time job for over 30 years. I also have always made good money, with the last few years in excess of $100,000.? I work for the US Government, have a stellar performance evaluation, and continue to move up in my field.? I realize that having this debt has held me back, and I am motivated to rectify the situation. I have a good take home salary, and a good credit score (720 when I checked today).? I have never in my life defaulted on a loan, I have owned and paid for in installments a total of 5 cars in my life.? I am not late with payments.? I have online banking and have set up my bills to be paid from my account.? I am on time every month. ?However due to multiple payors, and higher interest rates paying off my debt will take years. I want to pay it off in 3 to 5 years.? My take home pay is over $5000.00. My car is completely paid for. ? My total debt is slightly less than $55,000 and ideally I would like to make one payment, once a month to one payor. I realize this site is not set up for that large of an amount, and will consolidate some debt for $25,000 however I am stating what my ideal situation is.? I have credit references, and W-2s that will demonstrate a six figure income currently and for the last 3 years.? I have worked since I was 15, put myself through college and graduate school while working full time and take my credit responsibilities seriously.? Even with this debt I am making my payments, but want to reduce the monthly amount and pay it off quicker.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.13%	Starting borrower rate/APR:	28.13% / 32.11%	Starting monthly payment:	$41.43

Auction yield range:	11.18% - 27.13%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,358	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	artcleveland	Borrower's state:	Arizona	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	560-580 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Auto Repair
?Auto body work
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,850.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$445.58

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,857	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rollicking	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Carpet Cleaning Business
For the past 14 years I've been a full time mother and homemaker. Now I have the opportunity to start a full time business for my employment. As a homemaker and mother I've learned the techniques of managing business affairs and people. I know what clean is and have cleaned carpets on a regular basis for the past 25 years. Now I'd like to turn those skills into a full time business.

The monies I receive from this loan will be used in the following manner:

Equipment $2500*
Van(used) $2000*
Chemicals $ 500*
Capital Reserves $1600
Expense Reserves $2250
Lending fees $1000
Total $ 9850
*I have arranged to purchase these items used from a businessman, in a neighboring town, who ran them for a year and is quitting the business in order to run his dream business of a restaurant. The prices have been check against new pricing on the internet and they?re being sold for nearly 60% of new cost.

Other things that have already been taken into consideration is a business license, forming of an LLC and labor expenses. The business license for my city has already been obtained as well as Nagrada LLC registered for business and tax structure. The labor will be me to begin with. My budget has allowed for me to hire 1-2 employees at $10 per hours within the first 90 days. During the first 90 days, I?ll be building up cliental to fill a 40 hour week of work. That will conservatively net me $2623 per month. Subtracting out debt service, my cash flow will be $2248 per month. As I add equipment, employees, and services, that number will grow with great speed.

In addition to the many skills developed as a mother and homemaker, I have a college background in bookkeeping, finances, and business. I have structured my affairs such that I always put money aside to warrant off any difficult times. I've always met my financial obligations even through trying time such as a divorce, moving, deaths etc.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$214.87

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1988	Debt/Income ratio:	31%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	21y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,867	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	proper-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating and house repairs!
Purpose of loan:
This loan will be used to?

Pay down some of my cards and start in on repairs for the home that i will sell in spring 2010.

My financial situation:
I am a good candidate for this loan because?

Money is tight and have a bit of debt. Separated and headed for divorce....so times arent so good per say. However, in spite of all that the future is bright as i head for a fresh start with a new someone special. Though debt is high, after the house that i own in partnership sells (located in one of the more upper-scale areas of california), which will go on the market in spring 2010, my financial situation will improve greatly. I have always held a quality job, never been fired or laid-off even in the worst of times. And even in tough times, always make sure paying my bills is a priority over other things such as liesure activities or otherwise. Being a responsible debt re-pay-er is something i pride myself in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,300.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$544.75

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	33%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	19 / 18	Employment status:	Retired
Now delinquent:	0	Total credit lines:	54	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,600	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magnetic-transaction6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of credit cards
Purpose of loan:
This loan will be used to? pay off my credit card bills and one loan at my bank for $2000.00.
My financial situation:
I am a good candidate for this loan because?I always pay my bills on time and am currently not having any difficulty paying my bills, I just want to get rid of the revolving rates and get a fixed rate so I wont be paying so much interest.? I have received letters from almost?all of my credit card company's telling me they are either raising my?interest rate or?closing?my account.

I worked for the U. S. Poatal Service for almost 17 years and was receiving 60% disibility.? In 1996 I had my 5th back operation and was awarded 100% disilibilty from the Veterans Administration.? I then retired from the Postal Service on disibility and also received disibility from?Social Security so I am fortunate enough to retire comfortably.? I?hope this explains my work and credit history.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,758	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	blue-melodious-benefit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Holiday inventory, signage, adverts
Purpose of loan:
This loan will be used to?order in new holiday stock for my retail fabric store.?The economy has caused several of my vendors to lower?their terms from 60 days to 30 - some?have even done away with terms altogether and are asking shops to pay upfront, which I have done using my personal credit cards, as a retail business simply cannot survive without new inventory. However, I do not wish to continue?using my personal cards for business expenses.?

?I would also like to improve the exterior?signage of my shop to make it easier for customers to find me and to increase my local and web advertising. ?

My financial situation:
I am a good candidate for this loan because?I have been in business for almost five years and am on good terms with all my vendors. My spouse's income covers our family's basic expenses.

Monthly net income: $ 4000

Monthly expenses: $?2020
??Housing:?Business rent: $400
??Insurance: $145
??Car expenses: $0
??Utilities: $0 - included in rent
??Phone, cable, internet: $187?
??Food, entertainment: $ 75.00
??Clothing, household expenses $0
??Credit cards and other loans: $300
??Other expenses: $900 (advertising, trade show booth rental, vendor payments)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,061	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	phillyblizzle05	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growth for a Strong Agency
undefinedundefinedundefined undefined undefined Purpose of loan:
We are a growing modeling, promotions and consulting agency, expanding into the San Francisco bay area. We are leasing a studio downtown and we need additional funding for furnishing our studio, buying studio equipment and obtaining the California modeling license.

My financial situation:
Our company was founded by two MBA graduates with concentrations in accounting. We have worked with KPMG, one of the big four accounting firms. We have built our company on a solid financial foundation with no debt, with a low cost structure. Our websites are:www.xception2everyrule.comwww.x2models.comwww.x2promotions.comYou can download our financial prospectus at:www.xception2everyrule.com/financials/ undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.98%	Starting borrower rate/APR:	12.98% / 15.12%	Starting monthly payment:	$505.26

Auction yield range:	6.18% - 11.98%	Estimated loss impact:	5.20%
Lender servicing fee:	1.00%	Estimated return:	6.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	14%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$58,556	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ChooChoo1990	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards to further improve my credit?rate.?

My financial situation:
I am a good candidate for this loan because I have a steady job with a very good income.? I am an investor in Prosper as well.? I understand the importance of this company and will pay my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1991	Debt/Income ratio:	28%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,268	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	loan-tamer1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used eliminated 5 credit card bills. I have received notices saying that they are going to increase my interest rates and they have already lowered my balances?????

My financial situation:
I am a good candidate for this loan because? I have taken up a second job with the intention of paying off my credit cards. I used my credit cards when times were tough for food and fix our car. With my husband and my income we will be able to acheive our goal.
Monthly net income: $
1400 ($3000 if including my husbands income)
Monthly expenses: $
??Housing: $ 875????
??Insurance: $ 100????Car expenses: $?275
??Utilities: $ 75
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1976	Debt/Income ratio:	28%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,919	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	adorable-integrity	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Dump
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I learned late the folly of credit cards. I make more than the minimum payments every month in the form of weekly payments. I'm a good person. Most of my debt has truly been in trying to help my family and pay medical and dental bills that I never seem to have the cash on hand for. I want so badly to be able to retire some day, but as it stands now that will never happen because as long as I have these bills hanging over my head I feel as though retirement is just a figment of my imagination.

Monthly net income: $ 1600.00+/-

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 102.00????
??Car expenses: $200.00?????
??Utilities: $ 165.00
??Phone, cable, internet: $212.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $160.00?
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,349	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stylist4u	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 100% )	700-720 (Latest)
Principal borrowed:	$13,001.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 660-680 (Feb-2008) 660-680 (May-2006)
Principal balance:	$5,653.71	1+ mo. late:	0 ( 0% )
Total payments billed:	39
Description
Paying Income Taxes
I need this loan to pay off federal income taxes from 2008.??I do NOT want to set up payments with?the IRS for this.? This is a relisting.? The first time, my loan was funded, however, I somehow neglected to show my self-employment status, which makes me HR, unfortunately.? I am a successful salon owner.? My estimated tax payments did not cover all that I owe.? Please consider me for this loan.? I have perfect payment history.? I assure you, this loan will be paid!? Thank you for considering my listing?and?thank you?for your time.?

This is a breakdown of my monthly expenses.
House Payment 1200
Car Payment and Insurance?548
Prosper 353
Credit Card Payments 250
Utilities 200
Phone/Cable/Internet 100
Health Insurance 138
I have 2 roommates who pay $400 each per month not included in stated income, which comes to $5200 per month before rent or $6000 after rental income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.57%	Starting monthly payment:	$59.64

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	33%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	6y 1m
Amount delinquent:	$2,017	Revolving credit balance:	$681	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jellyb48	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 600-620 (Nov-2007) 600-620 (Jan-2007) 580-600 (Jan-2007)
Principal balance:	$565.56	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
T
Purpose of loan:
This loan will be used to help pay college expenses

My financial situation:
I am a good candidate for this loan because I have worked hard and still working on raising my credit score.
Monthly net income: $

Monthly expenses: $
??Housing: $ 1050????
??Insurance: $ 169
??Car expenses: $ 655
??Utilities: $ 150
??Phone, cable, internet: $ 51
??Food, entertainment: $ 400
??Clothing, household expenses $ 100 ( I dont spend much on clothes or household expenses.
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1973	Debt/Income ratio:	62%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,759	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	master188	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 70% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	2 ( 20% )	680-700 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	1 ( 10% )
Total payments billed:	10
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? assist daughter with graduate school funding. She has a low credit score due to student loans and cannot get approved anywhere, even with a co-signer. She has come so far, has 3 undergraduate degrees and is planning on pursing her MBA. I am so proud of her and I would love to be able to help her obtain her goal.

My financial situation:
I am a good candidate for this loan because? my credit is good, I pay all of my bills on time and it's for a excellent cause. I know what it's like to be young and not be able to fund things for myself. I am just trying to assist my daughter with her dreams. My husband also plans on assisting me with my payments for this loan. He just doesn't want to put anything under his name. Please help me fulfill my daughters dreams!

Monthly net income: $ 2083

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 90
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2001	Debt/Income ratio:	9%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	impeccable-gain9	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Loan
Purpose of loan:
This loan will be used to put a down payment on a home.

My financial situation:
I am a good candidate for this loan because I'm able to pay it back without a problem

Monthly net income: $ 1680

Monthly expenses: $ 720
??Housing: $ 400
??Insurance: $
??Car expenses: $
??Utilities: $ 80
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $ 80
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$63.67

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1996	Debt/Income ratio:	2%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$149,176	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Chrishu_net	Borrower's state:	Washington	Borrower's group:	Microsoft Employees
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	780-800 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	740-760 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Borrow to lend
Hi Lenders in Prosperland!? I am?now a somewhat seasoned?lender.? I learned a lot with my last experiment borrowing to lend such as spread out the bids, try to do some risk analysis, and bid on?a variety of credit ratings (NOTE: If the interest rate is insanely high, it is insanely high for a reason).? Despite the not so stellar results I received, I still paid off my loan just fine.? Once again, I will rely on the cuteness of my children to inspire confidence and bidding.? The boy child is almost ready to hit the job market and generate family income!

If not the cuteness of my children, perhaps my financial situation will give you the confidence needed to bid.
I have been employed full time?at the same company for over?12 years as a Software Development/Test Engineer.? I have nice, steady income from that as well as doing a little math tutoring on the side.? More importantly, if every single loan that I make defaults, I sell around 80 shares of Microsoft stock (heck, maybe it will even be just 70 shares in the not too distant future!)?and everyone that lent me money gets paid back!? How can you lose?

Monthly income around 5K
Monthly expenses: House around 2K
Groceries: Around 800
Car Payment: No Car Payment
Utilities: Around 600
Crap my wife buys: Usually around 400-800 a month.? It is a constant surprise why the heck we need some of this stuff.

Note that the revolving Credit Balance includes my Home Equity Line of Credit, which paid for two house remodels... one of which was to convert our garage into a sparage for my wife's massage business.? As is always the case, her income in not counted as part of the Prosper stated income, nor is it part of the rough guesstimates I've included in my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	8.18% - 18.00%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	20%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$52,010	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mamlukman	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 680-700 (Aug-2008)
Principal balance:	$5,539.24	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
want to pay off 25% credit card

This loan will be used to pay off an HSBC card with a 25% interest rate. They raised my interest rate five months ago for no reason.

My financial situation: I have had the same job for over eight years; my net income per month after deductions is about $4,100; most of that goes toward paying off credit card debt, which should be paid off in about two more years. In past years I have cashed in some of my 401k to cover this sort of thing, but this year, with a 35%+ decline in value, it would be too expensive to take the loss!
I am a good candidate for this loan because I have never missed a payment on any debt, ever. Experian rates my credit score at 714. I pay several times the minimum on almost all credit cards. I have paid off one credit card in the past year and will pay off three more (the closed cards) by the end of this year. My credit score is less than excellent simply because I concentrate on paying off closed cards first--for example I have balances of $1,350 (Bank of America at 9.5%), $2,550 (Wachovia at 8%), and $1,500 (American Express at 11.25%) on closed accounts. I also have a home equity loan for $15,000 at 4.5%. Open credit cards are at low rates of interest (except for my friends at HSBC!): Wachovia 11% on $900, FIA, 9.9% on 7,900 and 2.9% on 2,500; Discover, 5.9% on $1,000, 11.24% on 1,000, and almost $1,000 at no interest; National City, 13% on 10,000, and a previous loan from Prosper at 13% (for $7,500, now paid down to $5,670). Experian lists a card which I paid off and closed 10 years ago as open--I have asked them to correct tis.

Monthly net income: $ 4,100

Monthly expenses: $ 1,150+credit card payments
??Housing: $183 (remaining mortgage is about $20,000, which is my wife's responsibility; I pay half the escrow, or $183 a month. House is assessed at $323,000.)
??Insurance: auto insurance of $400 a year; property about $900 a year--included in escrow; life insurance of $800 a year
??Car expenses: $80; just gas and repairs when needed--since I take public transit to work, gas is minimal; bought a 1993 Camry for cash in 2006
??Utilities: $100 (only electric)
??Phone, cable, internet: $90
??Food, entertainment: $600
??Clothing, household expenses $0
??Credit cards and other loans: $2,950
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$66,496	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	musikalt	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Things In Order.....
Purpose of loan:
This loan will be used to? pay down debt and to invest in a new, more profitable product line.? I currently?provide notary/ closing services for home owners, and with the recent real estate?market..... well you know.??

The new product line will be self-development products?for?my website:?? www.ThePath2TrueWealth.com.

Sooner rather than later, I want to?phase out the notary business and work smarter, not harder!? I'm tired of trading my time for money!? These new products?will not only?make that possible, I'll be able to triple and quadruple my income in a few short months!

My financial situation:

Recently separated (by truly tacky methods by his attorney) I lack the resources outside my normal environment (home) to get the funds necessary to begin!? My husband has tied up much of OUR credit with HIS wants..... leaving me out in the cold!?? My score was 750+ six months ago!?

A good candidate???Definitely!!!!???Besides being responsible, I take my "work" very seriously!?? I love what I do, and it gives me a lot of time at home to be with the kids!? It's not a?"JOB" anymore when you DON'T MIND getting up in the morning.? There's something to be said for those of us who get to do what we love - and make money doing it - especially when we're good at it!

PLEASE!? Help me make my dreams come true!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 34.31%	Starting monthly payment:	$652.48

Auction yield range:	17.18% - 30.90%	Estimated loss impact:	36.31%
Lender servicing fee:	1.00%	Estimated return:	-5.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1988	Debt/Income ratio:	641%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,184	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	marketplace-enthusiast	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card & personnel
Purpose of loan:
This loan will be used to consolidate?1 credit card & a personnel loan????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????

My financial situation:
I am a good candidate for this loan because I usually pay on time & have fair credit,because of retirement I have had to adjust.????????????

Monthly net income: $ 2,163.49????????

Monthly expenses: $
??Housing: $ 1600????
??Insurance: $ 180.00
??Car expenses: $ NONE
??Utilities: $ 300.00
??Phone, cable, internet: $ JUST PHONE & CABLE 250.00
??Food, entertainment: $ PAID BY MY ROOMMATES ALSO A PORTION OF THE UTILITIES
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	43%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	81	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$141,070	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Advisor_Ryan	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-640 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 640-660 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Get rid of a few nasty credit cards
Please Bid With Confidence!

Purpose of loan:
Thanks for considering my loan!? My name is Ryan and I am a financial advisor for a large national firm.? I am married with two daughters and one son who are?ages 5, 3?and 1.? I own my primary residence in?Salem?and a 4-Unit?rental property in Fargo, North Dakota.?

My financial situation:
Great!? I have enough income to meet my immediate needs.??I have no late payments on my?credit?history and you?can be rest assured that there NEVER will be!? My credit score is a little lower than it should be due to high credit card balances.??I have been extremely stupid with debt in the past and am working my hardest to get these?cards taken care of.?? The high credit card balance reporting is a little misleading should be?$40,000 lower due to Home Equity Line that is reporting incorrectly.? Please bid with confidence as this loan will be paid early EVERY month and will be completely?paid-off before the 3 year term is up.? I had a previous Prosper loan that was used to purchase a new furnace, gutters and soffit for?a rental property along with some other minor repairs.? This loan was paid-off early.

Card to be paid off:

Discover:? $2,000 at 29.9%

The rest of my cards have decent rates of 4.99 - 12.99% with a few smaller balances at higher rates.

Monthly net income: $ 6550.00 (Including my wife at?$1000/month and?our rental at?$1800/month)

Monthly expenses:?
??Primary Mortgage(T&I): $?1028??
? Insurance: $ 30
??Car expenses: $ 200
??Utilities: $?76
??Phone, cable, internet: $ 82
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 827
??Other expenses: $ 100
??Rental Property Mortgage(T&I): $?1408??
? Other Rental Property Expenses: $ 150
TOTAL:? $4201

You can see my debt-to-income ratio is high (64%)?because of the rental property, which does cash-flow by itself.? With the rental income and expenses removed, by DTI is a?little?more manageable at 55%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.01%	Starting borrower rate/APR:	13.01% / 15.15%	Starting monthly payment:	$134.80

Auction yield range:	4.18% - 12.01%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1993	Debt/Income ratio:	21%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,414	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PocoDiablo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing leased vehicle with owned
Purpose of loan:

This loan will be used to purchase a used truck for my daily driver.? My current vehicle is a leased Subaru Impreza wagon at $374/mo and is too small for me and my giant Great Danes, and buying a used truck is far more practical in terms of costs and size to replace it as the lease is ending soon.? The monthly payment for the used truck will be less than half the lease, the insurance will drop, and the vehicle I am looking at has about 50k miles on it and is in excellent condition.? I have another car which my wife drives and I am keeping.? I am also looking to beef up my credit report score with an unsecured loan.

My financial situation:

I am a 40 year old married man with no kids (other than the two dogs!) and have very few expenses.? I am a good candidate for this loan because I have good credit and make all my payments on time, plus I make MUCH larger payments than just the minimums.? I am on track to be debt free in 12 months as I have been paying off debt very aggressively for the past year and getting rid of any unneeded expenses.? I am in a very good financial situation and I am a homeowner.? While I could pull cash aside from my credit card payments to purchase this vehicle, it would make far more sense to keep paying off my high interest rate cards (because a few of my banks have jacked the rates up to nearly 30% APR!!!) and get a lower interest rate vehicle loan so I can still be on track to be debt free in 12 months.? At that point, I will most likely be able to pay off the remainder of this loan in 2-3 months (so about 15 month total).? My savings account has enough to cover this purchase, but I would rather keep that cash for emergencies and use this loan to help boost my credit score.

My education and profession:

I have a bachelors degree, 15 years of professional experience, and work in a very stable full-time position as a Senior Web Developer for a fortune 500 company since July of 2006.?

My credit history:

I have one late payment on my credit report from Nov of 2007 when I moved and a credit card company made a mistake on my new address, so I missed the payment.? Otherwise my payments are ALL on time for the past 7 years!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$214.70

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	20.38%
Lender servicing fee:	1.00%	Estimated return:	3.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2003	Debt/Income ratio:	37%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,781	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	4
Screen name:	tumiguy	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	620-640 (Aug-2008)
Principal balance:	$2,179.05	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Help me go back to school! =)
Purpose of loan:
This loan will be used to pay off my credit card debt that, thanks to high interests, it just won't go down! I was young when I opened all these credit cards, and now understand the importance of being good with your credit and "not going crazy". I am trying to go back to school and finish my bachelor's degree in Human Resources, but all these monthly payments don't allow me to save money to pay for it. My experience with Prosper has been amazing, so I am here again to ask for your help! :)

My financial situation:
I have a great and secure job with Williams-Sonoma, Inc. which, thankfully, is doing very well in these hard economic times. In the last three years, I've never been late for a bill payment. I am responsible, knowledgeable, and commited to taking my life to the next professional level.

Monthly net income: $ 2200.00 - $ 2400.00 (after taxes)

Monthly expenses: $ 1015 - $1115
Housing: $ 250.00
Insurance: $ 100.00
Car expenses: $ 355.00
Utilities: $ 65.00
Phone, cable, internet: $ 45
Food, entertainment: $ 200.00 - $300.00
Clothing, household expenses $ n/a
Other expenses: $ n/a

Credit card debt:
Capital One - $499.49
Bank of America - $1000.48
Best Buy - 1856.13
Bowflex - $308.23
West Elm - $1609.41
Banana Republic - $108.40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.85%	Starting borrower rate/APR:	23.85% / 26.14%	Starting monthly payment:	$97.89

Auction yield range:	17.18% - 22.85%	Estimated loss impact:	26.31%
Lender servicing fee:	1.00%	Estimated return:	-3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,276	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	12
Screen name:	drew251	Borrower's state:	NewYork	Borrower's group:	eBay Sellers Helping Others
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest credit car
Purpose of loan:
paying off hign interest credit cards
My financial situation:
Credit score is lower due to high balances on Credit cards.

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 350
??Car expenses: $ 920
??Utilities: $ 350
??Phone, cable, internet: $ 205
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1986	Debt/Income ratio:	65%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 1m
Amount delinquent:	$6,266	Revolving credit balance:	$17,617	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt/Wedding/Bring family home
Purpose of loan:
I need help with consolidating my debt cuase I had to use my savings to pay for wedding because the banks would not give me loan to pay for it and pay down my debt. I?had know choice but to use the last of my money to pay for wedding leaving me with very little in bank and not having pay check for 5 weeks and coming back to have to work 2 1/2 weeks just to get payed has left me broke. This said in done I don't have the money now to bring my new wife and son here with me until I can find second job and make more because I had to use the money I had saved to bring my wife and son here. So I can't get started with?the spouse visa because she is from Philippines and not an American.
Please help me pay my debt so I can get started with the paper work to bring my new family here, God bless they who helps me through this because it takes 5-6 months here in Immagration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always. I was married before when I was younger and ex ruined my credit feeling the limit on credit cards so I had to file for Bankrupcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get back on the horse after ex takes everything you have.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankrupcy and is not current so my past record is still effecting me which cuased me not to get Loans from bank when I was trying to consulidate and pay for my wedding and have plenty to pay bills with.
Thank you for your time and effort God Bless you all for helping.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1988	Debt/Income ratio:	4%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	1y 0m
Amount delinquent:	$14,153	Revolving credit balance:	$3,893	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generous-community	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet Marketing Business
Purpose of loan:
This loan will be used to leverage my new internet business to maximize my income stream and enable me to eliminate my debt as quickly as possible.

My financial situation:
I am a good candidate for this loan because I am passionate about my business and will stop at nothing in order to be successful.

Monthly net income: $4,106

Monthly expenses: $
??Housing: $1,288
??Insurance: $130
??Car expenses: $110
??Utilities: $135
??Phone, cable, internet: $130
??Food, entertainment: $375
??Clothing, household expenses $90
??Credit cards and other loans: $132
??Other expenses: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 403939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.75%	Starting borrower rate/APR:	15.75% / 17.93%	Starting monthly payment:	$140.13

Auction yield range:	14.18% - 14.75%	Estimated loss impact:	14.64%
Lender servicing fee:	1.00%	Estimated return:	0.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,608	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tackshop	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,700.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 620-640 (Mar-2008) 660-680 (Feb-2007)
Principal balance:	$1,257.37	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Great payee - Want to grow business
Purpose of loan:
This loan will be used to?pay off my current Prosper loan ($1,200), pay the remainder of a?Wells Fargo Loan ($450.00)??and to open a second store!

Monthly income/expenses:?

Personal Income: $1,770 a month from 4?long time, part time jobs as a contract bookkeeper. My home expenses are about a month $1,400 which includes mortgage, utilities,?groceries, my current Prosper loan and two small low interest credit cards. I have horses so any excess funds are usually spent on them!

Business Income: Re-Ride Consignment Tack?Shop LLC,?is netting an average of $3,200.00 a month after consignor payouts. The store monthly expenses average $2,725.00 - $3,000.00 This amount includes rent, utilites, advertizing, truck payment, labor and insurance.?If there is any money left I will purchase some new supplies that just don't come in from consignors to sell. Our gross income in 2008 was $85,000.

The store is a total consignment tack shop located in the horse dense area of the Carolinas. We will be starting our 8th year in October. We have over 650 consignors and a huge inventory of equestrian items.

I have just recently gone from being a sole proprietor to become an LLC. I do have a late payment showing on my credit from M&T Bank, it is the truck loan, They said that they would take it off but they have not.

We have been toying with the idea of opening a second store. I have a location and a manager all lined up. I need to purchase used store fixtures and need seed money to get started, There is enough inventory in the current store to have inventory to stock the second store with so we wouldn't have to wait for the inventory to be consigned.

Please visit our website www.re-ride.com.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 22.74%	Starting monthly payment:	$224.51

Auction yield range:	17.18% - 18.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	18	Length of status:	3y 2m
Amount delinquent:	$5,599	Revolving credit balance:	$3,983	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tuliplady	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,900.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008) 540-560 (Dec-2007) 540-560 (Nov-2007) 640-660 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Perfect Record! Bet on me again!
Hello Sirs and Madams - Welcome back to Prosper!

Good day ? today I am asking all the good folks at Prosper.com to help me make my life easier!

I have one bill that really is a thorm in my side, that I would love to get rid of for a Prosper-people loan.

I had to take a private student loan out about a year ago.? It came out to $7200 for school (I have one semester to go, yeah!)? So I needed to cover tuition and it came out to $7200 with 25% interest for 60 months.? The thing that kills me is that I pay $145 a month JUST IN INTEREST!? While $85 goes to the principal.? (As for my sole delinquincy - I have been paying $50 monthly for a year and a half - and it is the policy of the people that own that debt - that even though I am paying - not to mention that it is being paid - so all I can do is continue paying until I am free of that debt - which I do every month).

Please Prosper - cure me from the illness!??Have a perfect Prosper record (as well as 4 years no late payments on my credit report).? I also own my own business and have had a solid response - so my finances are in check...

Please note that my interest rate is STATE MAX! Please don't let this dissuade you, for I am a secure risk, and well, secure is better than not, no?? I have also been a lender - and know that Prosper is the best thing going!? Thanks - and have a great day!

JRTE
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$216.92

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	17%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,255	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	master_eng	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$3,362.06	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Second Prosper Loan...Thank You
I am an honest, loyal, and hard-working individual. I take care of myself as well as help to take care of my two children (ages five and nine) and things have greatly improved, but are still difficult for me. A year and a half ago, I received a fully-funded loan from the Prosper community. With that money, I was able to begin the difficult struggle of getting out of debt. Unfortunately, a few months ago, my vehicle died and I was forced to find another one. I found a reasonably priced vehicle and was able to get a loan from my local bank.
I am a good candidate for this loan because, I always pay my bills on time, including my current Prosper loan, and I have no delinquents. While I still have credit cards, I haven?t used them in over three years. I pay all of my monthly bills on time in an effort to lower my debt and improve my credit and can already see significant changes. I have a steady job in which I hold a supervisory position. ?
I have joined Prosper as a borrower, but I would like to help the Prosper community and hope to become a Prosper lender in the future. The purpose of this loan is to allow me to pay off my existing Prosper loan and a loan I recently took from my local bank in order to have a method of transportation to/from work. It is my first priority to eliminate all pre-existing loans and lingering debt so that taking care of myself and my children will be much easier. Please help me achieve my goals so that I can live my dream of being debt free. If you have any questions, please don?t hesitate to contact me.?

Monthly net income: $ 3,100

Monthly expenses:
Child Support: $1700.00
Housing: $ 500.00
Insurance: $ 137.00? Phone, cable, internet: $ 105.00
Credit cards and other loans: $ 475.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1996	Debt/Income ratio:	30%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	15y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	a-worth-awakening	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Expenses & Income
Purpose of loan:
This loan will be used to open a sandwich / deli restaurant in our town.? It is located in a small town in Missouri and the only food establishments are 10 miles or more away.? We are able to walk into a turn-key operation that due to a death in the family and wife wanting to retire closed back in January of this year.? That establishment was open for about 37 years in the community.?

I am looking for $15,000 to go with the money I have saved so that I have enough working capital.? I am working on a SBA Patriot Express Loan (Business loan for veterans or wife?s of veterans) but that is going to take some more time and paperwork.? Would like to get up and running as soon as possible.

If you are interested in helping please do so.? I can make payments go directly to an account if that will help with the decision.My financial situation:
I am a good candidate for this loan because after some unfortunate situations in 2006 my husband and I were forced to file bankruptcy.? Since that time we have worked extremely had in fixing our credit report and building our credit back to where it should be.? The amount of income that is shown is only my income I also have my husband's social security income of $1800 a month and rent from my mother-in-law of $500 a month.? So I am very capable of paying this loan back.

Monthly net income: $
47,500?plus husbands income

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 300
??Car expenses: $ 443
??Utilities: $?250
??Phone, cable, internet: $?146
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 00
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2003	Debt/Income ratio:	31%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,393	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Invest_GA	Borrower's state:	Georgia	Borrower's group:	Outdoorsmen of America
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	620-640 (Aug-2009) 660-680 (Sep-2008) 580-600 (Aug-2007) 580-600 (Jun-2007)
Principal balance:	$1,886.35	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
This "E" pays!!
Purpose of loan:
I am seeking a loan in order to pay off one of my credit cards (Bank of America @ 29.99%). This loan will reduce my monthly payments.?I will use some of the savings to?help expand my Prosper lender portfolio.

My financial situation:
I have a stable position with a?Fortune 500?company. I have over $26,000 in my retirement account. I am active lender, with?a?couple?loans.?My financial situation improved?tremendously?because of?my first Prosper loan. Thanks?to all the lenders that took a chance on a "E" grade borrower. I used it to help pay off ALL my deliquent accounts.

My credit score has increased?over 100 points.My current scores are EX 685 EQ 681 TU 705. I have not been late or missed a payment in the last 3 years. Since joining, I have introduced several friends to Prosper. One of them?has a?active loan in good standing.

I have paid my previous lenders a great interest rate faithfully?for 2 years. I invite you to take advantage of a great opportunity to do the same.
I will pay back?this loan?on time.?
Thank you for considering my loan request.

Monthly net income: $ 2500?

I work about 45 - 50 hours a week. I receive a quarterly bonus of about $750.00.

Monthly expenses:?$1810

??Housing: $ 560.00
??Insurance: $ 60.00
??Car expenses: $?75.00?
??Utilities: $ 120.00
??Phone, cable, internet: $?55.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 640.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,800.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$496.93

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	15%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$30,768	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Just_Me_Here	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,025.00	< mo. late:	0 ( 0% )	680-700 (Oct-2007) 760-780 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Pay of High Interest Loan
Purpose of loan:
This loan will be used to pay of high interest loan and credit card

My financial situation:
I am a good candidate for this loan because I have good income with good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,050.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.95%	Starting monthly payment:	$47.50

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	4y 1m
Amount delinquent:	$75	Revolving credit balance:	$0	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AG2009	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needing to pay back nursing loan.
Purpose of loan:
This loan will be used to?purchase my books for my classes.

My financial situation:
I am a good candidate for this loan because? I only owe about $2K on two student loans for nursing school. You can look up my pay charts online to verify my income.? I have a position that Im going fill in the next of the year, which will greatly increase my pay and reduce my bills.? I have a $500 bonus due in Feb.? In my opinion, this loan is free money for whoever is willing to bid.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $? 405
??Insurance: $ 63.50
??Car expenses: $ 55.00
??Utilities: $
??Phone, cable, internet: $ 43.00
??Food, entertainment: $ 35.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $ 150
??Other expenses: $ 65.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1995	Debt/Income ratio:	35%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	1y 11m
Amount delinquent:	$3,781	Revolving credit balance:	$110,753	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	oracle0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest credit car
Purpose of loan:
To begin paying off a high interest credit card.

My financial situation:
My financial situation is sound. I work for a large financially sound company.?I am able to make a reasonable payment at a reasonable interest rate. My current credit score is being driven down by the one credit company that I wish to negotiate with and pay-off and the number of revolving credit accounts. I have paid all on time for many years and have a solid credit history.

Monthly net income: $ 13,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	17%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	32	Length of status:	22y 4m
Amount delinquent:	$1,776	Revolving credit balance:	$3,032	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mypeace2day	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 96% )	620-640 (Latest)
Principal borrowed:	$6,505.00	< mo. late:	2 ( 4% )	640-660 (Nov-2007) 620-640 (Sep-2006)
Principal balance:	$1,662.95	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
FINANCIAL FREEDOM-3RD LOAN

I have never been closer to financial freedom than I am now...However, in attempting to pay off everyone and everything, I have stirred all of my debts at once...I now need relief...

Avg monthly income 3300....
Mortgage??????????????? 850
Loan???????????????????? ?231
Credit Cards???????????150???????????
Prosper??????????????????149
Misc???????????????????????200
Total???..................1580/month

??Prosper loan will be used towards the purchase of a much needed used auto and to payoff a?401k loan?of $1,600.
Thank you for your consideration and for helping me find FINANCIAL FREEDOM...

~Because GOD is my source, I am abundantly wealthy
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1984	Debt/Income ratio:	50%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	29 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	115	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$27,774	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	harmonious-power	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.02%	Starting borrower rate/APR:	12.02% / 14.15%	Starting monthly payment:	$132.90

Auction yield range:	4.18% - 11.02%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	4%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$537	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tranquil-silver	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of a new motorcycle
Purpose of loan:
This loan will be used to purchase a new motorcycle.? Motorcycling has been a lifetime passion of mine, and now that I have access to an auto shop, I am looking forward to starting a new project.? I plan on purchasing a used motorcycle to repair and restore it to a like-new condition.? The perfect time to buy a bike is in the fall, when most owners are looking to store or sell before the long winter season.? The cold won't be bothering me, since I plan on tinkering and lovingly restoring the motorcycle in a warm and dry auto shop until spring!

My financial situation:
I am a good candidate for this loan because of my excellent credit history and credit score, my financial stability, and the fact that I have no outstanding loans of any sort.? I pay all of my bills in full, every time.? This loan amount is sized to be well within my extra annual income, and will not interfere with any necessary expenses by a large margin.? Although I could fund this project out of pocket soon, I would prefer to leave a large income buffer in case of any unforeseen expenses in the near future.? Better safe than sorry!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2001	Debt/Income ratio:	26%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,020	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	charming-peso	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payroll and vendors
Purpose of loan:
This loan will be used to? My wife and I took over this Company, there is a huge lapse between billing/ getting paid for services. We need enough money for payroll until we get paid.?
My financial situation: It is well now,?but will not be until we get checks for our services.?
I am a good candidate for this loan because? We are very responsible with our money. We pay our bills on time and we dont buy unessesary items.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 998.00
??Insurance: $ 184.00
??Car expenses: $ 533.00
??Utilities: $ ranges but recently over $200.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 200.00 monthly
??Clothing, household expenses $ 50.00 - 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 20.00- 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$57.31

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1992	Debt/Income ratio:	35%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$56,535	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goodhearted-income	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to offset high interest rate

My financial situation:
I am a good candidate for this loan because I have been with my present employer for 16 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1974	Debt/Income ratio:	25%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	2y 11m
Amount delinquent:	$1,072	Revolving credit balance:	$1,066	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	worth-victor	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catch up on bills and pay off a col
Purpose of loan:
This loan will be used to? to pay off debt, catch up on bills that have gone unpaid for quite some time due to the fact that I have been out of work, and be able to redeem myself from a few collections agencies in hopes of repairing my credit score.

My financial situation:
I am a good candidate for this loan because?I plan on using this money productively and consciously so that I can live a life that is less stressful and financially more sound. This loan will help me get caught up on my expenses, in which, I will?be able to maintain my finances since I am back to work and earning a descent salary where I was granted a comforting raise.?This loan will also help be get a head and ensure me that as a single father, I will be able to maintain structure and consistency for my children since they enjoy where they live, and have just started a new school year with friends they adore and a town I hope to see them flourish in. The thought of uprooting not only my life, but theirs leaves me?feeling a little uneasy. ?I hope that you will take this all into consideratrion, and I look forward to hearing from you soon
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$244.89

Auction yield range:	11.18% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1975	Debt/Income ratio:	47%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	21y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,327	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	value-snowdome	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Last Three Credit Cards
Purpose of loan:
This loan will be used to pay off my last three high interest, revolving credit cards.

I originally owed over $21,000 on these three cards just three years ago.? I have paid these cards down to $7,000.? I would like to have a three year, non-revolving loan to finish paying these cards off.? The cards are:? Bank of America, Target, and Union Plus.

My minimum monthly payment for these three cards is presently $225.00 a week.? As you can see, I can easily apply this amount toward a Prosper loan and pay off my cards.

My financial situation:
I am a good candidate for this loan because I have a secure job as a health care professional at a hospital.? I have been employed by the same employer for twenty-one years.? I have never filed for bankruptcy.? I have never defaulted on a loan.? I am a home owner.

The two delinquencies listed above happened when my husband had surgery.? I was late one time making our car payment and I was late one time making our house payment.

I have other revolving credit cards.? Most are ones I seldom use and quickly pay off like Kohls and J C Penny.

I have one other revolving card with a balance.? This is a card I use for home improvement.

Note:There was a time when a credit score of 740 to 760 was great!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$121.64

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$72,657	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	CollardEnterprises	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 700-720 (Jan-2008) 600-620 (Dec-2007)
Principal balance:	$1,297.22	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Expanding BioDiesel Business!!
Purpose of loan:
? C0llard Enterprises, Inc. (C0llard Green Fuels) needs you help expanding!? I require financing to expand my business.? I am looking to purchase production equipment and supplies to expand producing BioDiesel for customers I already have.? I have been producing BioDiesel on a small scale now for over a year and want to take the next step.? I have a constant supply of FREE waste vegetable oil (WVO) as well as 500+ gallons already on hand.?

I am currently selling centrifuge filtered WVO for $1.50-$1.75/gallon

Biodiesel will be sold at $2.00-$2.25/gallon depending on the price of methenol.

Visit?www.c0llardgreenfuels.com (replace the 0 with an o)

?Will you help say NO to big oil?!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1986	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$106,289	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lively-payout	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.

My financial situation:
I am a good candidate for this loan because? I have some?high interest credit card debts.

Monthly net income: $ 9,167.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $ 186
??Utilities: $ 65
??Phone, cable, internet: $ 101
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1982	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,377	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	60	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tnydam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Unexpected Medical Bills
Purpose of loan:
This loan will be used to? pay off some medical bills I incurred when my artificial hip prosthesis broke and I had to have major surgery.

My financial situation:
I am a good candidate for this loan because? I have a secure job.? I intent to pay off the loan as quickly as possible.? I do not want my medical bills to go to collections and would like to pay them off immediately instead of in monthly installments.

Monthly net income: $ 1,200 from my job and $1,000 from my husband's business

Monthly expenses: $
??Housing: $ 910
??Insurance: $ n/a
??Car expenses: $ n/a
??Utilities: $ 128
??Phone, cable, internet: $ 150
??Food, entertainment: $?200
??Clothing, household expenses $?75
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$70,343	Occupation:	Principal
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	income-cadence	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Container of Solar Panels
Purpose of loan:
I have a growing business installing Solar Appliances. We install Photovoltaic, Solar Hot Water Systems and Solar lighting. Last years earnings was 139,000. This year I matched that number by April. All inventory was purchased?on a as needed bases. Inventory would have a great impact on sales. We all like immediate gratification.
My financial situation:
My record of payment over the last 10 years has been flawless. While history is not an indecater of the?future it does demonstrate?responsibility. I would not ask for this money if I did not intend to use it wisely. A container of quality solar panels is $250,000. turn around should be 6 to 9 months. In Georgia we have a 35% tax credit to add to the 30% Federal incentive. The incentives help to cover the major?cost of the installation. I am also looking for investors to finance the purchase for Homeowners. I will have them file there own request. Please be on the lookout for Solar Savannah in the title. Homeowners only will apply.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$501.30

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1985	Debt/Income ratio:	8%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,747	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-piano	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to paying off my credit cards. I want to have just one bill insted of more then one.

My financial situation:
I am a good candidate for this loan because most of the time I work overseas and my job?and my pay checks are stable, also it is easy for me to have just one bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,094	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	universe0	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:? Hello!? I appreciate you looking at my profile.? This loan will help me to pay off my credit cards and fund my pregnancy costs.? I am 5 months pregnant and would love the help.

My financial situation:? I am a good candidate for this loan because I pay all my bills on time, I have recently paid off some other high interest credit cards.? Me and my husband make over 50,000 a year so we have the ability to pay off this one.? I am trying to take the time out of it and pay them off before the arrival of the baby.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$835.50

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1991	Debt/Income ratio:	59%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$31,916	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tremendous-coin	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards!
Purpose of loan:
I would like?to pay off three (3) credit card accounts that I can't seem reduce the principle balance?by simply paying the minimum amount or slightly greater each month.? Under this program I would be able to?make roughly the same monthly payment, but would be able to actually reduce the principle balance at a greater rate and be rid of this debt in 36 months.

My financial situation:
My financial situation is good.? My job is secure and income is stable.? I have been with the same company for over nine years with no immediate intent on leaving.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$142.05

Auction yield range:	4.18% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1991	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$67,271	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Casual72	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	700-720 (Aug-2009) 700-720 (Nov-2007) 700-720 (Oct-2007) 740-760 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Debt Swap
Hello all-???

This is another try at a third loan. I have paid 2 off previously.?

I will be using this money?to pay down an unsecured line of credit.?

I am a good candidate for this loan because I pay my debts no matter what. I have a secure job, and I have significant life insurance.

BANKS and CREDIT CARDS lend to me at rates under 10%. Except for this one, American Express. I?have a $20,000 UNSECURED line of credit at 9% (which currently has $7,500 I used to lend to a friend on her listing). Investors should look at this listing as high grade commercial paper - only safer. If this bid fails or the interest rate is not low enough, I won't accept the loan. I am trying to use Prosper because I believe in it, and I want to help build Prosper, but quite frankly I don't need to borrow the money, I can get it from my credit facility or just leave the debt as is. The rate is high but not outrageous.

I reported my income as $100,000 which shows as $100,000+. This is my base salary with no overtime and is the LEAST amount I can make in a year. It would be virtually impossible for me to make that little, as I make a lot of overtime (some of it REQUIRED). I made over $110,000 per year and anticipate making $100,000 at LEAST, every year from now on. But for lending purposes go ahead and use the $100K.??

As with my last loan, I can guarantee payment, but cannot guarantee how long it will be out there. I will leave it out at least 6 months, as I do not want to have people bid only to have the loan paid off in 2 or 3 months. Due to the low loan amount (as a result of obviously shakey lenders), the loan will probably not be out there more than 9 months.

Good luck to all on Prosper and thanks in advance for your consideration -Caz

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 2,650
??Insurance: $ 50
??Car expenses: $ 100 (gas)?
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 1,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	14%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,793	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	income-trumpet	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my knee surgery
Purpose of loan:
I had knee surgery in July. My insurance paid the majority of the bill but I have some remaining balance. The hospital did not offer much in the way of payment options but will give me a discount if I pay off the remainder in one?payment.?

My financial situation:
Combined with my spouse we have a household income of approximately $90,000(gross). In addition I am switching from a base salary plus bonus to straight commission in a few months. My income should be increased by approximately 15-20% by this time next year.

Monthly net income: $ Household -
$6,800

Monthly expenses: $
??Housing: $ 2,146(includes taxes and insurance)
??Insurance: $ 85
??Car expenses: $ 110(car note); we have 1 paid off car as well.
??Utilities: $ 300
??Phone, cable, internet: $ 158.00
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 500 - Daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$612.38

Auction yield range:	17.18% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1981	Debt/Income ratio:	50%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,633	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? debt elimination

My financial situation:
I'm a?great candidate for this loan because?I have excellant credit and I will reduce debt by canceling all my credit cards?and improve my credit even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	12%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,669	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greenback-kingdom	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
college living expenses
Purpose of loan:
Interim money until G.I. college fund begins to pay out.

This loan will be used to?
I will continue working part time while a full time student. My associates degree will be completed in the spring of 2010. I intend to continue my studies to obtain a 4 year degree, and use my 8 years of military training as a platform to build a career.

My financial situation:
Living with parents while in university, The G.I. College fund payments are backed up due to this new program's administrative backlog. Payments are supposed to be monthly, though?I was told?I will not receive them until at least November. School tuition is already paid for by G.I Bill.

I am a good candidate for this loan because?
As an 8 year Marine veteran, I've learned the value of hard work and the need for education.

Monthly net income: $ 480 (part time employment) plus $1200 (G.I. Bill housing allowance)

Monthly expenses:?$
Housing:?$
Insurance: $
Car expenses: $ 100/month
Utilities: $
Phone, cable, internet: $
Food, entertainment: $ 200/month
Clothing, household expenses $
Credit cards and other loans: $ 180/month
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$696.21

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,267	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Olekoh	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	600-620 (Oct-2006)
Principal balance:	$128.30	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Payign off credit and motorcycle
Purpose of loan:
This loan will be used to?? I would like to pay off my credit card debt of $7400 and motorcycle loan of $9000.

My financial situation:
I am a good candidate for this loan because? of my good work ethic and ability to pay it off, it will be my second prosper loan with the first being paid on time every month and one payment to go. I will be selling the motorcycle once I pay it off.I figure I would sell it around $6800-7000 , 2008 Honda CBR600RR. My current rate for bike is $269 and around $400 in credit card payments.That is $669 a month I already pay. If i get fully funded , I believe that I would be 100% able to pay my montly prosper loan.

Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 600????????
??Insurance: $ 50
??Car expenses: $ 0 car payed off, motorcycle $269
??Utilities: $ 30
??Phone, cable, internet: $?70
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2002	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,255	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	willgerm	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 620-640 (Nov-2007)
Principal balance:	$1,476.30	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
credit card elimination
Purpose of loan:
looking to consolidate my bills and pay off and cancel my 2 credit cards. hoping to save some intrest along the way, My car will be paid off in just a few months, and utilities are much lower in warmer months.. This is my second?loan with prosper,( perfect pay history on the first) ?and i look forward to building a great history with this membership.?

My financial situation:
I do not have many bills and i recently got a raise, the payment?will be no problem at all.??

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 360?
??Insurance: $ 79
??Car expenses: $?100
??Utilities: $ 96
??Phone, cable, internet: $?33
??Food, entertainment: $ 180
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 92
??Other expenses: $22
prosper loan if funded $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$501.30

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1999	Debt/Income ratio:	34%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,835	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magnificent-payment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card!
Purpose of loan:
This loan will be used to pay off my credit card debt. I am tired of playing games with the credit card company's and want to eliminate this debt ASAP.

My financial situation:
I am a good candidate for this loan because I have a stable job working with my uncle for over 6 years now. I am currently vice president of the company. I have no trouble paying my monthly bills. I would love to eliminate this credit card debt in the next 2-3 years so that I can begin saving money for my daughters college tuition. She is only 16 months old but its never to early to start saving!
If you have any questions please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.98%	Starting borrower rate/APR:	15.98% / 18.16%	Starting monthly payment:	$123.02

Auction yield range:	6.18% - 14.98%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	12%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,974	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-value	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for childs education
Purpose of loan:
This loan will be used to help my son pay for education expenses, so that he may take classes next semester.
My financial situation:
I am a good candidate for this loan because I am able to work full-time and have been for a long time.? I have no house payments or car?payments either.? I am able to pay?my payments/bills on time.??If you have any questions feel free to ask.?? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1991	Debt/Income ratio:	40%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	47	Length of status:	0y 9m
Amount delinquent:	$752	Revolving credit balance:	$5,376	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dresh23	Borrower's state:	Pennsylvania	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 600-620 (Feb-2008) 580-600 (Jan-2008) 640-660 (Jun-2007)
Principal balance:	$3,295.67	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Payoff debt
Purpose of loan:
This loan will be used to payoff the remainder of my debt.? I have been aggressively paying off my debt over the last 2 years.? I am a physician in the process of buying a successful medical practice.? I need to pay off the remainder of my debt, which will improve my credit score and make my financing that much easier.

My financial situation:
I am a good candidate for this loan because in about 3 months I will be taking ownership of a successful medical practice.? The practice grosses about $650,000/year and my personal income will be approximately $300,000/year.?

Monthly net income: $ 6,000

Monthly expenses: $ 4,105
??Housing: $ 1650
??Insurance: $ 140
??Car expenses: $ 675
??Utilities: $?300
??Phone, cable, internet: $?190
??Food, entertainment: $?600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 0
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2002	Debt/Income ratio:	8%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$408	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	scholarly-justice	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mom's memorial and final expenses
Purpose of loan:
This loan will be used to pay for my moms and grandfathers memorial and final expenses. I'm 24 years old and my quarter life crisis came a bit early. My mom passed away unexpectedly in June and I have spent almost all of my savings to take care of her things. My mom bought a house a month before she passed and did not buy mortgage insurance. Therefore I am left with the mortgage. Since my mom's dream was to someday own a home of her own and she finally achieved that dream I am not ready to part with the house, instead I hope to fix?it up (it was a fixer-upper!) the?way she wanted it to be.?During the month that she owned the home she?had already done a lot of work to it, including building a new redwood?front gate!?Currently my father, who was previously homeless, is living in the house and fixing it up. The house payments are $400 and because my father?cannot work because of a disability, I pay that expense. About a month after my mom passed away my grandfather passed away of cancer. To save money we are combining their ceremonies.

A year and a half ago I purchased a home of my own?and my?mortgage payment?is?$1200. I rent?one room out so that covers $450.

Basically I would like $5,000 to get everything settled with my mom's estate, the memorial service, and?some minor repairs on?my mom's?house. I hope to do this without the worry of always checking my bank account to figure out if I have enough. It has been hard for me to mourn because I have been burdened with the threat of not being able to pay the bills.

My financial situation:
I am a good candidate for this loan because I have excellent credit, I am very responsible and independent. I just?need a little?help through these tough times. The only loans?I have are student loans and my mortgage payment.?My car is paid off and I only have $400 credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$655.92

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,493	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	benefit-equinox	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding to purchase inventory/equip
We have a retail store front on Koi, Goldfish, pond supplies and water plants. We have been in business for 15 years. We are starting to provide pond maintenance service. We are looking for additional funding to purchase pond service equipment and inventory.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1999	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,360	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Redboneamber	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,600.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 560-580 (May-2007)
Principal balance:	$1,475.08	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Dental Bill and combine 2 debts
Purpose of loan:
Mainly want to get rid of an unexpected?dental bill and combine two other loans.??

My financial situation:
I respect the value of credit.??In the past my decisions were not very wise.? I came out of a bad marriage and that's why I had some negative reporting on my Credit bureau in 2002, which resulted in a?Bankruptcy.? Since that time, my credit has been perfect.

Monthly net income: $2399.93?+ 500 in child support Avg

Monthly expenses: $?1731
??Housing: $ 795.00
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $ 135
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?250
??Other expenses: $118 (Prosper loan #2)?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1976	Debt/Income ratio:	80%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$47,781	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	kerirob	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Debts, Lowering DTI
This loan will help my daughter w/ her divorce; pay for the atty, her ? of the joint accts, & give her a small amt to help get back on her feet.Essentially she?s been left w/ nothing, & she?s trying to be independent instead of moving back in w/ us.
She & her husband had financial difficulty a few yrs ago. They?ve been paying, but their credit suffered, hence why I?m applying.In 7/06, after 25yrs as a travel agent, I had a massive stroke leaving me unable to work.My husband & I both receive SSI. My daughter works 3 jobs & will be paying this loan, but WE will be guaranteeing it. It will be paid out of our acct.
My income: $1,100
Spouse: $1,400Daughter: $2,400
Total: $4,900/moEXPENSES: $1,950
Mtg: $1,300
HFC: $250
Cable: $60
Power/Heat: $110
Food: $100
Ins: $80
I will have $600/mo to make pmts should my daughter default. DAUGHTER?S EXPENSES: $1,635
She?ll have $765/mo to make pmts.I believe that a mother should be able to care for her child.My daughter has left a difficult marriage, had a messy divorce, & is struggling to get back on her feet. Please help me help her.
Thank you for looking at my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$832.51

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1979	Debt/Income ratio:	40%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$137,317	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	superb-pound	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utilities to a minor sub-division
Purpose of loan:
This loan will be used to bring electric, water and gas to a 3 lot minor subdivision.? I have secured funds from a bank that will cover the cost to install the sewer lines.??I have already obtained the necessary easement as the sewer access point is in my neighbors side yard.??I will begin?installing the sewer within the next month hopefully completing the project before winter arrives.? My neighbors would like to have the construction equipment off their property so they can have their drive re-paved before it gets too cold?for asphalt.? I?believe there will more interest to potential buyers if the utilities are?already at?lot.? I?already have a commitment to purchase one of the lots if the utilities are available by spring.????

My financial situation:
I am a good candidate for this loan because I have a history of paying my debts on time.??I?don't have any foreclosures, bankruptcy or other negative marks on my credit.??Although no job is guaranteed, I feel I will have a job for as long?as the company I work for is in business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$751.95

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	51%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$40,300	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Hawg	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	800-820 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	780-800 (Dec-2006)
Principal balance:	$2,174.73	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
DEBT CONSOLIDATION. LOW RISK,HIGH R
No big sob story here. I'm simply looking to consolidate some debt. I have a flawless repayment history with Prosper (32 months). I plan to pay off the remaining $2,200 I owe Prosper as well as other credit card debt. By the way, for anyone considering borrowing from Prosper, I HIGHLY recommend it! I pay my bills and have a solid income. 25 years in the same career field, over 12 years with the same employer. My wife has over 20 years in her career field, 14 years with the same employer. Wife's income is not included on DTI ratio. Do you want a great return on your investment? Then please bid now! Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	10%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$189	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	panita112	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dreaming to Improve...
Purpose of loan:
This loan will be used to pay off debts to consolidate under one monthly payment and enroll in classes to complete my degree.

My financial situation:
I am a focused, motivated, hard worker looking to take the next step in my personal and professional growth. I am organized, have a steady management position with a company in the Raleigh Area, and would lave the ability to take this small loan in order to pay off a few remaining debts and get back in school so as to complete my degree and advance professionally in my career and life goals...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$142.96

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	22 / 21	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$74,125	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	enriching-integrity	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughter's Wedding 10-17-09
We are college grads (ME&Finance) who have run a small (us + one employee) screen repair business since Jun?06.The recession has been tough; we have used personal savings and credit to start and keep the business going. We now find ourselves short on cash and credit with the final payments to cover our daughter?s wedding (Oct 17) coming due. We pay ourselves $5200/mo. and take bonuses when we hit goals. We do manage money well; we just haven?t had a lot of money to manage in the past 13 months. Even with our recent struggles we always pay all of our personal and business obligation on time. We can afford the added payment for this loan and will pay this loan back. Thank-you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off credit cards
Purpose of loan:
This loan will be used to??Pay off credit cards, and?few medical bills.? Nursing facility that I worked at was taken over by new management.? I was one of 7 nurses let go by new management.? I had to?use my credit cards to pay bills until finding new job.? I would like to get credit bills paid off and consolidated to one payment ,? and pay off a few medical bills.?

*** PLEASE NOTE, the large majority of my family and friends are here in MD, which doesn't have lender status with Prosper at the current time, so that is why I don't have friends/family bids.

My financial situation:??? Started a new job with better salary.? Working all scheduled shifts and OT when available.? I live alone with my dog.? Provide physical but not monetary support to 87 year old mother.?

I had suffered a medical LOA from 2004-2007 and had trouble keeping up with bills.? Last fall with the help of a Prosper loan I was able to finally catch up and get back on top side.? An once in a lifetime unexpected gift allowed me to pay that loan off early.? I was doing very well until this job situation occured and I had to rely on credit once again.? I don't want to lose the ground I gained in credit ratings and overall well-being.? I am again just asking for a chance to catch up and move forward and not in backwards motion.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $?140
??Car expenses: $ 400
??Utilities: $ 207
??Phone, cable, internet: $ 175
??Food, entertainment: $ 150
??Clothing, household expenses $?100
??Credit cards and other loans:??$300 if this loan approved
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$98.69

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1989	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,129	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	devin57	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,075.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$1,765.62	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? help pay off credit cards and an old student loan.

My financial situation:
I am a good candidate for this loan because? I have a steady income and I've worked at the same job for over 16 years.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 595
??Insurance: $ 80
??Car expenses: $ 500
??Utilities: $ 40
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$59.21

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1988	Debt/Income ratio:	39%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	26y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,894	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pleasant-market	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing debt and helping family
Purpose of loan:
This loan will be used to?
Bridge gap between my spouse starting new job and son going to college.
My financial situation:
I am a good candidate for this loan because?
I've worked for the two companies over 26 years. I have a lot of stability and have always found the right path to handle my financial obligations.
This loan will help cover the first two months we need until spouse's starts getting consistent paychecks. Thanks for considering me for this opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.53%	Starting borrower rate/APR:	20.53% / 22.77%	Starting monthly payment:	$149.74

Auction yield range:	8.18% - 19.53%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,673	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	first-caring-funds	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
funds for a medical practice
Purpose of loan:
The purpose of the loan is to?join an existing medical practice in Elmhurst, NY (Queens County).

The current physician is a Primary Care Physician (specializing in Pediatric and Adult Medicine) who has practiced at the existing location for 27 years as a sole proprietor. Since 1962, this office location has always had a physician in practice and in 1982 the current physician purchased the practice. Thus, the office has operated as a private medical office for 47 years.?? I (the borrower) am a Podiatrist (with an MBA in Health?Services Administration) (specializing in Diabetic Care) seeking to join the current practice in order to make it a private medical group practice. This business model will offer patients service diversity and integrative care.The current physician is practicing 20 hours/week with revenues of $140,000 in 2008 (Schedule C).? Over the next few months, we will add a part-time Primary Care Physician to practice an additional 10 hours/week. I (the borrower) has a large Podiatry patient base from a former employer that provides residential and medical services to persons with disabilities. Thus, the practice will have additional revenues which will support my ability to make monthly payments to the loan.

The loan proceeds will be used for the following:? Total: $4000

Good faith deposit?for joining practice $1000
One month lease (rent) and One month securitiy $2500
Miscellaneous $500

The funds will?cover initial costs while revenues from patient payments are generated into practice.

My financial situation:
I am an excellent candidate for this loan due to good credit history, ability to maintain two real estate properties, a stable history of employment, previous business ownership as a solo practitioner of a medical practice in Pennsylvania, and the ability to?create a very comprehensive (operational and financial) business plan for the future development of a successful group medical practice. In addition, I am an individual with high moral character and integrity and I appreciate any assistance that you can offer. I can provide any additional information that you need to support the approval of this loan. Your cooperation is greatly appreciated.

Sincerely,
Doctor seeking business loan

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1978	Debt/Income ratio:	32%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Retired
Now delinquent:	1	Total credit lines:	52	Length of status:	11y 0m
Amount delinquent:	$1,170	Revolving credit balance:	$10,657	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	laidback59	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007)
Principal balance:	$3,485.23	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
This loan will be used to get rid of one high interest credit card and reduce an existing prosper loan interest rate. The value of my real estate has decrease in value and I have decided to do a loan modification on my primary resident and my credit report should now reflect that move to lower my interest rate and possibly showing a partial payment or a thirty day late. I am a very credit worthy I have always pay my bills on time. I have always managed debt fairly well. I own rental properties. I provide safe and affordable housing. I believe in helping one another. I am a prosper lender and have a total of nineteen active loans with a balance owe to me of $2575.30. The inquiry on my credit report is an old bankruptcy that?s due to come off the report. On September 11 our grocery store took a dive along with the rest of America. We were forced to close the store and file. I have been rebuilding my credit every since.

Monthly net income: $ 2600.00 Monthly expenses: $2051.00 Housing: $799.18 Insurances: $146.35 Car expenses: $80.00 Utilities: $98.00 Phone, cable, internet: $136.00 Food, entertainment: $100.00 Clothing, household expenses $100.00 Credit cards and other loans: $492.00 Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$222.66

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,024	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JSYEntertainment	Borrower's state:	Illinois	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008) 680-700 (Jun-2008)
Principal balance:	$5,573.07	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidating My 1st Prosper Loan
Purpose of loan:
This loan will be used to consolidate my original Prosper.com loan. I have made 12 consecutive payments to the original $7,500 loan without being one day late on any of them. I would like to lower my payments by taking a new Prosper loan to pay off the old one.

My financial situation:
I am a good candidate for this loan because I have just begun my own freelance practice and I am making much more money than I had been making the last 12 months.? This does mean that I cannot verify the new income, but considering that I have been so trustworthy on my last 12 payments I figure that it will not be such a bad idea to believe me :).? I truly feel as though this loan will be a great investment for whoever decides to take part in it.

I will be setting up automatic payment as I have been using for the last year.

Monthly net income: $ 2,000

Monthly expenses: $ 1,600
??Housing: $ 500
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 680 (includes current Prosper loan which will be paid off from this loan)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1987	Debt/Income ratio:	15%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$51,167	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fgillette27	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
advvertising budget for internet bu
Purpose of loan:
This loan will be used to? provode advertising budget

My financial situation:
I am a good candidate for this loan because?i have a long history of meeting my financiak commottments?

Monthly net income: $ #32,000

Monthly expenses: $ 1500
??Housing:?940
??Insurance: $ 176
??Car expenses: $ 150
??Utilities: $ 300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1998	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,209	Occupation:	Professor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	6
Screen name:	blue-brilliant-kindness	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making it safe for my children
Purpose of loan:
This loan will be used to fix the water problem in my home that if not corrected can cause mold and other problems for me and my three children.

My financial situation:
I am a good candidate for this loan because I am a full time employee and have been with my company a number of years. I am very adamit about paying my bills on time.

Monthly net income: $ 3162.00

Monthly expenses: $1800.00
??Housing: $?766
??Insurance: $?Included with home
??Car expenses: $?322.00
??Utilities: $?200.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2000	Debt/Income ratio:	33%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	4y 1m
Amount delinquent:	$268	Revolving credit balance:	$7,736	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	elegant-exchange	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some debt
Purpose of loan:
This loan will be used to? pay off some debt my fiancee and I have been having some trouble with.

My financial situation:
I am a good candidate for this loan because? I am a hard working, somewhat achieved person. I have my under grad from Widener University in comp sci and my graduate degree from West Chester University. I have a good job with a company I have been with for over 4 years. But the economy isnt doing so well and so rasies and bonuses have been put on hold.

Monthly net income: $ Including my fiancee around $95,000

Monthly expenses: $
??Housing: $ 2250
??Insurance: $ 400
??Car expenses: $ 800
??Utilities: $ 800
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.